UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 30549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHCNGE ACT OF 1934

 Date of Report (Date of earliest event reported): November 17, 2011

FOREVER VALUABLE COLLECTIBLES, INC.

 (Exact Name of Registrant as specified in its charter)

Commission File No. 000-53377

Colorado	41-2230041
(State or other jurisdiction	(IRS Employer File Number)
of incorporation)
535 16thStreet, Suite 820
Denver, CO	80202
(Address of principal executive offices)	(zip code)

                                    Colorado

 (303) 573-1000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

SECTION 4.   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01         Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accountant

On August 19, 2011, Forever Valuable Collectibles, Inc. (the “Company”) received a letter from Cordovano and Honeck, LLP (“Cordovano”) stating that they were resigning as the registered independent auditor of the Company. They further advised that the Company should re-audit its prior years financial statements.

Subsequently, on November 1, 2011, the Company received from the Securities and Exchange Commission a letter stating that on October 13, 2011, the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Cordovano.

Codovano’s audit report of the Company’s audited financial statements for the years ended December 31, 2010 and December 31, 2009, as well as their review of the first two fiscal quarters of 2011 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

As such, in connection with the audit of the Financial Statements by Cordovano, there were no disagreements between the Company and Cordovano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Cordovano’s satisfaction, would have caused Cordovano to make reference to the subject matter of the disagreement in connection with its reports on the Financial Statements.

None of the reportable events described in Item 304(a)(1)(iv) of Regulation S-K, as relied upon during the period of the audit report, occurred during the fiscal year ended December 31, 2010.  During the most recent fiscal year and any subsequent period preceding Cordovano’s resignation, there were no disagreements with Cordovano, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company has  provided Cordovano with a copy of the foregoing disclosure, and requested that Cordovano furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The letter from Cordovano is appended hereto as Exhibit 16.1.

Engagement of Independent Registered Public Accountant

On November 11, 2011, the Board engaged the accounting firm of Borgers and Cutler CPAs, PC (“B & C”) and appointed it as the Company’s new independent registered public accounting firm.

During the two most recent fiscal years ended December 31, 2010, as well as the first two fiscal quarters of 2011 prior to the engagement of B & C, the Company did not consult with B & C with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, B & C has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

On November 11, 2011, the Board also engaged the accounting firm of Borgers and Cutler CPAs, PC (“B & C”) to conduct a re-audit of the fiscal year ended December 31, 2010 and the audit of the Company’s financial transactions for the period ended December 31, 2011.

EXHIBITS

Exhibit 16.1 Revised Predecessor Accountant letter

Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forever Valuable Collectibles, Inc.

By: /s/ Jodi K. Stevens

--------------------------

President, CEO and CFO

Dated:  November 17, 2011